UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 10, 2015

PEERLOGIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-191175	46-4824543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 7th Ave., 17th Floor, New York, New York 10018	02840
(Address of principal executive offices)	(Zip Code)

(914) 550-9993

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)         On September 10, 2015, PeerLogix, Inc. (the “Company”) entered into a new employment agreement with Joshua Partridge to reflect Mr. Partridge’s new position as the Company’s Chief Operating Officer. The terms of such employment agreement are otherwise identical to the employment agreement that was previously filed as an Exhibit to the Company’s Current Report on Form 8-K filed on August 17, 2015. A copy of the new employment agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On September 11, 2015, the Company’s Board of Directors declared a 4.04 for 1 forward stock split on each share of the Company’s common stock outstanding at the close of business on September 11, 2015, in the form of a stock dividend (the “Stock Split”). The Company effected the Stock Split on September 15, 2015.

As previously reported in the Company’s Current Report on Form 8-K filed on August 17, 2015, on August 14, 2015, the Company completed a private placement offering (the “Offering”) of 1,418,333 units at a price of $0.60 per unit, with each unit consisting of one post-split share of common stock and one warrant to acquire one additional post-split share of common stock at $0.72 per share, resulting in gross proceeds of $851,000. On September 10, 2015, the Company effected the second and last closing of the Offering, at which it sold an additional 423,333 units, for aggregate gross proceeds of $159,000 (the “Second Closing”). WestPark Capital, Inc. (“WestPark”) acted as placement agent for the Offering. In connection with the Second Closing, WestPark (i) was paid commissions of $15,900, (ii) received a non-accountable expense allowance of $4,770 and (iii) was issued warrants to purchase 15,900 units at an exercise price of $0.60 per unit. The Company intends to use net proceeds of the Offering for working capital and general corporate purposes.

A copy of the Company’s press release announcing the Stock Split and the Second Closing is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Executive Employment Agreement between PeerLogix Technologies, Inc. and Joshua Partridge dated as of September 10, 2015
99.1	Press Release dated September 16, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLOGIX, INC.

Date: September 16, 2015	By: /s/ William Gorfein
Name: William Gorfein
Title: Chief Executive Officer

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